                                                               Exhibit 10.32

                      SECOND AMENDMENT TO LOAN AGREEMENT

                                             [$55,000,000]

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), is made as of April 30, 1996 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender"), and BRE PROPERTIES, INC., a Maryland corporation ("Borrower"), as ultimate successor-in-interest by merger to Real Estate Investment Trust of California, a California real estate investment trust ("Original Borrower").

                                    RECITALS:

     A. Lender has made a loan (the "Loan") to Original Borrower in the original principal amount of $55,000,000, which loan is governed by that certain Loan Agreement dated as of January 31, 1994, as amended by that certain First Amendment to Loan Agreement dated as of July 7, 1995 by and between Original Borrower and Lender (collectively, the "Loan Agreement") and evidenced by that certain Promissory Note dated as of January 31, 1994 executed by Original Borrower in favor of Lender (the "Note").

     B. Pursuant to a series of mergers, Original Borrower merged into Real Estate Investment Trust of Maryland, a Maryland real estate investment trust, which in turn merged into BRE Properties Inc., a Delaware corporation, which in turn merged into Borrower (which was then and formerly known as BRE Maryland, Inc., a Maryland corporation).

     C. Pursuant to the terms of that certain Assumption Agreement dated as of even date herewith by and between Borrower and Lender, Borrower absolutely and irrevocably assumed the Loan, the Loan Agreement, the Note and the other Loan Documents and the obligations of Original Borrower thereunder.

     D. Borrower and Lender have agreed to modify and amend the Loan Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:


                                   AGREEMENT:

    1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined, shall have the meanings given thereto in the Loan Agreement.

    2. AMENDMENTS TO LOAN AGREEMENT. Borrower and Lender agree that the Loan Agreement shall be amended as provided in this Paragraph 2.

    2.1. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Approved Indebtedness, in its entirety, with the following revised definition therefor:

               "APPROVED INDEBTEDNESS" means collectively, (i) this Loan, (ii) the 955 Prudential Loan, (iii) the Sanwa Line of Credit (including amounts borrowed thereunder after the Closing Date in compliance with the terms hereof), (iv) the PruExpress Loans, (v) the Tango Loan, (vi) the Bank of America Line of Credit (including amounts borrowed thereunder after the Closing Date in compliance with the terms hereof), (vii) debt incurred in the ordinary course of business to acquire goods, supplies, services or merchandise on normal trade credit, (viii) surety bonds which are obtained in the ordinary course of business,
          (ix) Indebtedness secured by New Purchase Money Liens,
          (x) Existing BRE Secured Debt, and (xi) Capital Lease Obligations in an amount not to exceed, at any time, $1,000,000; provided, however, that in any and all events, such Approved Indebtedness shall be subject to, and included within the calculations relating to, the financial covenants set forth in Section 6.9 hereof.

    2.2. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Approved Liens, in its entirety, with the following revised definition therefor:

               "APPROVED LIENS" means the Prudential Liens, the
          PruExpress Liens, the Tango Lien, the Existing BRE Liens, any New Purchase Money Liens, and liens for real property taxes described in Section 6.2(i) hereof.

    2.3. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "BANK OF AMERICA LINE OF CREDIT" means that certain unsecured line of credit in the maximum amount of $70,000,000 provided to Borrower by Bank of America, NT&SA.

    2.4. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "EXISTING BRE LIENS" means the Liens on the Existing BRE Properties which secure the Existing BRE Secured Debt.

    2.5. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "EXISTING BRE SECURED DEBT" means the Indebtedness of Borrower existing as of the date of merger with the Original Borrower as identified in EXHIBIT J attached hereto and incorporated herein, which is secured by the Facilities described in such Exhibit (collectively, the "Existing BRE Facilities").

    2.6. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "NEW PURCHASE MONEY LIENS" means Liens entered into or assumed after April 30, 1996 which (i) finances the purchase and acquisition by Borrower of any New Facility as permitted under
          Section 6.1 hereof, (ii) secures an amount equal to the lesser of
          (x) the then existing indebtedness on such New Facility prior to the time of purchase, or (y) seventy-five percent (75%) of the purchase price of such New Facility, and (iii) encumbers only the New Facility so acquired by Borrower.

    2.7. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "PRUEXPRESS LOANS" means that certain $13,000,000 term loan made by Lender to Borrower under Loan No. 6-100-537 secured by the real property commonly known as Selby Ranch and that certain $17,500,000 term loan made by Lender to Borrower under Loan No. 6-100-032 secured by the real property commonly known as Montanosa Apartments.

    2.8. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "PRUEXPRESS LIENS" means the Liens securing the PruExpress Loans.

    2.9. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "UNENCUMBERED ASSETS" means the sum of the Consolidated Book Value of all Facilities which are not encumbered in whole or in part by any Lien.

    2.10. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "UNSECURED DEBT" means the aggregate of all Indebtedness which is not secured in whole or in part by any Lien.

    2.11. Section 1.1 of the Loan Agreement shall be amended by deleting the definitions of "Union Line of Credit" and "Union Liens."

    2.12. Section 5.12 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               5.12 OBTAIN/MAINTAIN RATING.

               On or before November 30, 1996, Borrower will obtain, and shall thereafter always maintain in effect, a rating for the long-term unsecured debt of Borrower from Standard & Poor's Rating Group, Moody Investor Services, Fitch Investor Services, Duff & Phelps or any other nationally recognized rating agency approved by Lender (an "Approved Rating Agency"). After receiving such rating, Borrower shall take all steps necessary to maintain such rating and shall provide the Approved Rating Agency and Lender with all such information as may be necessary to monitor, assess and maintain such rating. Borrower shall pay all of the fees, costs and expenses incurred in connection with obtaining and maintaining such rating.

    2.13. A new Section 5.13 of the Loan Agreement shall be added thereto and shall provide, in its entirety, as follows:

               5.13 INFORMATION REQUIRED BY RULE 144A. Borrower covenants that it will, upon the request of

          Lender, provide Lender, and any qualified institutional buyer designated by Lender, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act of 1933 in connection with the resale of the Loan and the Note, except at such times as the Borrower is subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934. For the purpose of this Section 5.13, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act of 1933.

    2.14. Section 6.9 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

          6.9  FINANCIAL COVENANTS.

               Borrower shall at all times comply with the terms of this Section
          6.9 provided that compliance with the terms of this Section 6.9 shall be measured quarterly as of the last day of each fiscal quarter of Borrower.

                    A. TANGIBLE NET WORTH. Borrower will not permit its Tangible Net Worth to be less than Three Hundred Million Dollars ($300,000,000).

                    B. INDEBTEDNESS TO CONSOLIDATED BOOK VALUE. Borrower and the Consolidated Partnership shall not create, incur, suffer or allow to exist Indebtedness (including, with respect to the Sanwa Line of Credit and the Bank of America Line of Credit, only the funded portion of such line of credit indebtedness within the calculation of Indebtedness) in excess of fifty-five percent (55%) of Consolidated Book Value.

                    C. MAXIMUM SECURED DEBT. Borrower and the Consolidated Partnership shall not create, incur, suffer or allow to exist Indebtedness secured in whole or in part by any of its properties (including, without limitation, the Facilities, but excluding, for the purpose of this Section 6.9.C only, the 955 Loan from the calculation of such secured Indebtedness) or other assets which at any time exceeds twenty-five percent (25%) of Consolidated Book Value.

                    D. DEBT SERVICE COVERAGE. Borrower and the Consolidated Partnership shall not permit or allow the Debt Service Coverage to be less than 2.2 to 1.0.

                    E. UNSECURED DEBT TO UNENCUMBERED ASSETS. Borrower and the Consolidated Partnership shall not create, incur, suffer or allow to exist Unsecured Debt (including, with respect to the Sanwa Line of Credit and the Bank of America Line of Credit, only the funded portion of such line of credit indebtedness within the calculation of Indebtedness) in excess of fifty percent (50%) of Unencumbered Assets.

    2.15. Section 6.12 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               6.12  NO COLLATERAL FOR LINES OF CREDIT.

                    As of the date hereof, Borrower shall have converted the Sanwa Line of Credit into an unsecured facility and shall have caused a release and reconveyance of all Liens on the Sanwa Properties. Neither the Sanwa Line of Credit, the Bank of America Line of Credit nor any other revolving, line of credit, or other general Indebtedness shall be at any time secured in whole or in part by the Facilities or any assets of Borrower.

    2.16. Section 7.2.A of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               A. FAILURE TO MAKE PAYMENTS. Failure of Borrower or the Consolidated Partnership to pay when due any principal or interest on any Indebtedness (including, without limitation, the Tango Loan, the Sanwa Line of Credit, the Bank of America Line of Credit, and/or the Existing BRE Secured Debt) (other than Indebtedness referred to in
          Section 7.1 and Section 7.2.C) or Contingent Obligation; or

    2.17. Section 7.2.C of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               C. DEFAULT UNDER PRUDENTIAL LOANS. Any default, Event of Default or Potential Event of Default under or as defined in any of the 955 Loan Documents or under or with respect to any loan document evidencing, securing or relating to any of the PruExpress Loans; or

    2.18. Section 7.14 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

          7.14 FAILURE TO OBTAIN/MAINTAIN RATING.

               On and after November 30, 1996, Borrower shall have failed to obtain or maintain a rating for the long-term unsecured debt of Borrower from an Approved Rating Agency;

    2.19. A new Section 8.20 shall be added to the Loan Agreement which shall provide, in its entirety, as follows:

     8.20 CONVERSION OF PRUEXPRESS LOANS TO UNSECURED LOANS.
     Borrower and Lender understand, acknowledge and agree that in connection with obtaining Lender's consent and approval of Borrower's assumption of Original Borrower's obligations, Borrower and Lender have mutually agreed that, upon Lender's election (to be exercised or not exercised by Lender in its sole and absolute discretion), the PruExpress Loans shall be converted into unsecured facilities and shall be amended such that (i) the PruExpress Loans shall be fully recourse to Borrower, (ii) the PruExpress Loans shall be governed by a loan agreement and financial covenants in substantially the same form and substance of this Agreement, (iii) the PruExpress Liens shall be released and reconveyed as security for the PruExpress Loans, and
     (iv) on and after such conversion, the PruExpress Loans shall be unsecured loans and the California one-action and antideficiency laws relating to real property secured transactions (including, without limitation, Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure) shall not apply to the PruExpress Loans or be available to Borrower as a defense or right with respect to the PruExpress Loans.

    2.20. EXHIBIT A to the Loan Agreement shall be replaced with SCHEDULE ONE attached hereto.

    2.21. EXHIBIT F to the Loan Agreement shall be replaced with an update thereto attached as SCHEDULE TWO hereto.

    2.22. A new EXHIBIT J shall be added to the Loan Agreement in the form attached hereto as SCHEDULE THREE.

    3. REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender all of which are material and are made to induce Lender to enter into this Amendment.

               3.1. All representations and warranties in the Loan Documents were true, accurate and complete in every material respect as of the date made and are true, accurate and complete in every respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

               3.2. Borrower has full power, legal capacity and authority to execute and deliver this Amendment.

               3.3. This Amendment has been duly authorized, executed and delivered by Borrower.

         4. NO OTHER MODIFICATIONS. Except as provided herein, the Loan Agreement shall remain unchanged and in full force and effect.

         5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

         6. SEVERABILITY. If any term, provision, covenant or condition of this Amendment or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

         7. SUCCESSOR AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure solely to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as of the day and year first above written.


                                   BORROWER:

                                   BRE PROPERTIES, INC., a Maryland corporation


                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------



                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------





                                   LENDER:

                                   THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA


                                   By:
                                      -----------------------------------
                                   Its:
                                      ----------------------------------

                                 SCHEDULE ONE


                                  EXHIBIT A


                             COMPLIANCE CERTIFICATE



The Prudential Insurance
  Company of America
Four Embarcadero Center, Suite 2700
San Francisco, California  94111
Attention:  Regional Counsel

Gentlemen:

               I, the undersigned, the _________________________ of BRE
Properties, Inc., a Maryland corporation ("Borrower"), do hereby certify, represent and warrant as follows:

          1. This Certificate is furnished pursuant to [Section 3.1.L] [Section 5.1.A.[(i)][(b)]] of that certain Loan Agreement dated as of January 31, 1994, as amended by that certain First Amendment to Loan Agreement dated as of July 5, 1995, as further amended by that certain Second Amendment to Loan Agreement dated as of __________, 1996, as further amended from time to time (the "Loan Agreement", the terms defined therein being used herein as therein defined) by and between Borrower and The Prudential Insurance Company of America, a New Jersey corporation ("Lender").

          2. SCHEDULE 1 attached hereto sets forth financial data and computations evidencing the Borrower's compliance with Section 6.9 of the Loan Agreement, all of which data and computations are complete, true and correct.

          3. No Event of Default or Potential Event of Default under the Loan Agreement or the other Loan Documents has occurred and is continuing.

          4. The representations and warranties set forth in Article 4 of the Loan Agreement are true and correct as of the date hereof as though made on and as of the date hereof.

          5. The total credit commitments relating to, and the principal balance of, all Indebtedness of the Borrower and the Consolidated Partnership as of ___________ __, 19__ are as follows:

          Lender/Creditor            Committed Amount    Principal Balance
          ----------------           -----------------   -----------------

          Prudential Loan              $55,000,000        $_____________
          955 Prudential Loan          $18,000,000        $_____________
          Sanwa                        $__________        $_____________
          Bank of America              $70,000,000        $_____________
          Tango Loan                   $ 4,300,000        $_____________
          Existing BRE
            Secured Debt               ___________        $_____________
          New Purchase
            Money Liens                ___________        $_____________
          _______________              ___________        $_____________

          6. The total credit commitments relating to, and the principal balance of, all secured Indebtedness of the Borrower and the Consolidated Partnership as of ___________ __, 19__ are as follows:

          Lender/Creditor           Committed Amount     Principal Balance
          ----------------           -----------------   -----------------

          955 Prudential Loan          $18,000,000        $_____________
          Tango Loan                   $ 4,300,000        $_____________
          Existing BRE
            Secured Debt               $___________       $_____________
          New Purchase
            Money Liens                $___________       $_____________

               The only properties and/or assets serving as security for secured Indebtedness of the Borrower and the Consolidated Partnership are the Secured Facilities, the Existing BRE Properties, the Tango Property, and the New Facilities encumbered by the New Purchase Money Liens as shown on SCHEDULE 2 attached hereto.

          7. The total credit commitments relating to, and the principal balance of, all unsecured Indebtedness of the Borrower and the Consolidated Partnership as of ___________ __, 19__ are as follows:

          Lender/Creditor           Committed Amount     Principal Balance
          ----------------           -----------------   -----------------

          Prudential Loan              $55,000,000        $_____________
          Sanwa                        $__________        $_____________
          Bank of America              $70,000,000        $_____________
          _______________                                 $_____________
          _______________                                 $_____________

          8. The total unencumbered assets/Facilities of Borrower (as well as the Consolidated Book Value thereof) are listed on the attached SCHEDULE 3 hereof.


          Executed this ____ day of _____________, 19__.






                                          Name:
                                               ---------------------------------


                                          Title:
                                                --------------------------------

                                   Schedule 1
                                       To
                             Compliance Certificate

                For the _____________ Ended ______________, 19__



SECTION 6.9.A Tangible Net Worth                                   ($ Thousands)
--------------------------------

A.   Consolidated Book Value:

     (i)            Facilities (net of accumulated
                    depreciation), PLUS                             $___________

     (ii)           Cash, PLUS                                      $___________

     (iii)     Permitted Investments, PLUS                          $___________

     (iv)           Prepaid Expenses, PLUS                          $___________

     (v)            Equity interest in Unconsolidated
                    Partnership (net of Borrower's pro rata
                    share of Unconsolidated Partnership's
                    secured indebtedness), PLUS                     $___________

     (vi)           Leasehold Projects (sum of
                    (A)(1), and (2))                                $___________

                    (1)  aggregate book value of
                         Finance Leases, plus                       $___________

                    (2)  aggregate book value of all
                         outstanding Existing Purchase
                         Money Mortgages not in default             $___________

     (vii)     Consolidated Book Value (sum of
                    (A)(i) through (A)(vi), inclusive)              $___________

B.   Consolidated total liabilities of
     Borrower and the Consolidated Partnership:                     $___________

C.   Tangible Net Worth (A(vii)-B):                                 $___________

D.   MINIMUM TANGIBLE NET WORTH ($ THOUSANDS):                          $300,000


SECTION 6.9.B Indebtedness to Consolidated
------------------------------------------
Book Value                                                         ($ Thousands)
----------

A.   Indebtedness:                                                  $___________

B.   Consolidated Book Value
     (from A(vii) above):                                           $___________

C.   Indebtedness to Consolidated
      Book Value (A/B):                                               ____: 1.00

D.   MAXIMUM INDEBTEDNESS TO CONSOLIDATED
     BOOK VALUE:                                                       .55: 1.00

SECTION 6.9.C Maximum Secured Debt                                 ($ Thousands)
----------------------------------

A.   Secured Indebtedness (excluding this Loan):                    $___________

B.   MAXIMUM SECURED INDEBTEDNESS -
     (TWENTY-FIVE (25%) OF
     CONSOLIDATED BOOK VALUE (FROM A(vii) ABOVE):                   $___________

SECTION 6.9.D. Debt Service Coverage                               ($ Thousands)
------------------------------------
(All figures are for the period from
___________ __, 19__ to ____________ __, 19__,
inclusive)

A.   Net Operating Income:

     (i)            gross income derived from Facilities,
                    PLUS                                            $___________

     (ii)           earnings derived from cash and
                    cash equivalents, PLUS                          $___________

     (iii)     net earnings derived from Unconsolidated
                    Partnership Interest, PLUS                      $___________

     (iv)           net rent from Leasehold Projects, PLUS          $___________

     (v)            interest payments on Existing Purchase
                    Money Mortgages not in default                  $___________

     (vi)           Gross Income (sum of (i) through (v))           $___________

     (vii)     Operating Expenses                                   $___________

     (viii)    Administrative Expenses                              $___________

     (ix)           Net Operating Income ((vi)-((vii)+(viii))       $___________

B.   Debt Service

     (i)            Interest payments on Loan:                      $___________

     (ii)           Interest payments on all
                    other Indebtedness:                             $___________

     (iii)     Debt Service ((i)+(ii))                              $___________

C.   Debt Service Coverage Ratio ((A)(viii)/B(iii))                  ____ to 1.0

D.   MAXIMUM DEBT SERVICE COVERAGE RATIO:                             2.2 TO 1.0

SECTION 6.9.E Unsecured Indebtedness to
---------------------------------------
Unencumbered Assets                                                ($ Thousands)
-------------------

A.   Unsecured Indebtedness:                                        $___________

B.   Unencumbered Assets:                                           $___________

C.   Unsecured Indebtedness to Unencumbered
     Assets (A/B):                                                    ____: 1.00

D.   MAXIMUM UNSECURED INDEBTEDNESS TO
     UNENCUMBERED ASSETS:                                              .50: 1.00

                                  Schedule 2
                                      To
                            Compliance Certificate

               For the _____________ Ended ______________, 19__

                          [New Purchase Money Liens]


Prop  Loc        Units   Pur Price  Lien Amt  Ltv  Lender  Mat Date  % Rate
----  ---        -----   ---------  --------  ---  ------  --------  ------

                                  Schedule 3
                                      To
                            Compliance Certificate

               For the _____________ Ended ______________, 19__

                             [Unencumbered Assets]




Property            Location          Units       Consold Book Value
--------            --------          -----       ------------------

                                 SCHEDULE TWO

                                  Exhibit F

                            [Existing Facilities]

                                SCHEDULE THREE

                                  Exhibit J

                         [Existing BRE Secured Debt]






Property             Location  Units  Loan Balance  Lender  Mat Date   % Rate
--------             --------  -----  ------------  ------  --------   ------